FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT



    AGREEMENT, made and effective as of the 1st day of April, 1995, BY AND BETWEEN TALLEY INDUSTRIES, INC., a Delaware corporation (the "Company"), and WILLIAM H. MALLENDER, 5239 E.
Desert Vista Road, Paradise Valley, Arizona 85253 (the
"Executive").

    WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of June 26, 1984, as amended by an Amendment to Employment Agreement made as of September 30, 1985, and a Second Amendment to Employment Agreement made as of February 25, 1986 (the "Employment Agreement"), and a Third Amendment to Employment Agreement made as of December 1, 1988, and a Fourth Amendment to Employment Agreement made as of February 27, 1990;

    WHEREAS, the Company and the Executive desire to further amend the Employment Agreement; and

    WHEREAS, the Company desires to continue the employment of the Executive upon the terms and conditions of the Employment Agreement as amended by the terms and conditions hereof and the Executive desires to continue and accept such employment,

    NOW, THEREFORE, in consideration of the premises, and of the mutual covenants herein contained, it is

    AGREED:

         Paragraph 3 of the Employment Agreement is hereby amended as follows:

         starting at line 3 of sub-paragraph (a) delete the words and figures "Four Hundred Fifteen Thousand Dollars
         ($415,000)" and insert the words and figures "Four
         Hundred Ninety-Five Thousand Dollars ($495,000)".

    IN WITNESS WHEREOF, the Executive has hereunto affixed his hand and the Company has caused these presents to be executed by a duly authorized Director of the Company all as of the day and year first above written.

                                TALLEY INDUSTRIES, INC.


                                By: Donald J. Ulrich, Jr.
                                    Donald J. Ulrich, Jr.
                                    Chairman of the Executive
                                    Compensation Committee

William H. Mallender
William H. Mallender            AGREED AND ACCEPTED:

                                TALLEY MANUFACTURING AND TECHNOLOGY, INC.


                                By: Mark S. Dickerson
                                    Mark S. Dickerson
                                    Vice President